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                          Prudential 20/20 Focus Fund

                         Supplement dated June 12, 1998
                        to Prospectus dated May 22, 1998

The following information supplements the information contained in "Shareholder Guide--How to Buy Shares of the Fund--Initial Offering of Shares"

    Pruco Securities Corporation is also soliciting subscriptions for Class A, Class B, Class C and Class Z shares of the Fund during the Subscription Period, which is currently expected to end on or about June 26, 1998. Shares of the Fund subscribed for during the Subscription Period will be issued at a net asset value of $10.00 per share on a closing date (which is expected to occur on July 1, 1998). Please refer to page 21 of the Prospectus for applicable sales charges. If any subscriptions are accompanied by a check as payment, such payment will not be deposited until the closing date and you will not receive any interest or return between receipt of payment and investment in the Fund.

    The Fund expects to commence the continuous offering of its shares on or about July 27, 1998.

MF183C-1 (6/12/98)